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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2005




                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                            1-7573                     73-0618660
 (State or other jurisdiction of       (Commission File Number)         (I.R.S. Employer
 incorporation or organization)                                      Identification Number)


                         1401 ENCLAVE PARKWAY, SUITE 600
                              HOUSTON, TEXAS 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 27, 2005, the shareholders of Parker Drilling Company (the "COMPANY") approved the Company's 2005 Long-Term Incentive Plan (the "PLAN"). The Company's board of directors unanimously approved the Plan on February 2, 2005. As a result of the approval of the Plan by the Company's shareholders, the Company's Third Amended and Restated 1997 Stock Plan, 1994 Executive Stock Option Plan, 1994 Non-Employee Director Stock Option Plan and 1991 Stock Grant Plan (collectively, the "EXISTING PLANS") were frozen and will remain in effect only to the extent of awards outstanding under such Existing Plans as of April 27, 2005. As of April 27, 2005, 7,134,701 shares of common stock were reserved for issuance pursuant to outstanding awards under the Existing Plans. No future awards under the Existing Plans will be made.

         The Plan permits the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, phantom shares, and other awards, some of which may require the satisfaction of performance-based criteria in order to be payable to participants. As of April 27, 2005, 3,950,134 shares of common stock, representing shares that were previously available for awards under the Existing Plans, are available for awards under the Plan. To the extent that stock options or stock grants currently outstanding under the Existing Plans expire or are canceled or forfeited before they are exercised or vest, the shares underlying these awards will become available for awards under the Plan.

         A more detailed description of the terms of the Plan is contained in the Company's Proxy Statement on Schedule 14A for its 2005 Annual Meeting filed with the Securities and Exchange Commission on March 25, 2005. The Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

         The Board of Directors and/or the Compensation Committee expects to approve incentive awards from time to time in accordance with the Plan and the forms of agreement which are filed as exhibits to this Form 8-K and incorporated by reference into this Item 1.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibits are filed herewith:

     EXHIBIT NUMBER   TITLE OF DOCUMENT
     --------------   -----------------

         10.1 Parker Drilling Company 2005 Long-Term Incentive Plan (incorporated herein by reference to Annex E of the Company's 2005 Proxy Statement filed March 25, 2005)
         10.2         Form of Restricted Stock Award Agreement
         10.3         Form of Performance-Based Restricted Stock Award Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PARKER DRILLING COMPANY


May 1, 2005                            By:       /s/ James W. Whalen
                                           -------------------------------------
                                           James W. Whalen
                                           Senior Vice President & Chief
                                           Financial Officer


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                                  EXHIBIT INDEX



   EXHIBIT NUMBER             TITLE OF DOCUMENT
   --------------             -----------------

        10.1 Parker Drilling Company 2005 Long-Term Incentive Plan (incorporated herein by reference to Annex E to the Company's 2005 Proxy Statement filed March 25, 2005).

        10.2          Form of Restricted Stock Award Agreement

        10.3          Form of Performance-Based Restricted Stock Award Agreement